UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2007, NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ-GS: NWEC) (the “Company”) issued a press release discussing financial results for the year ended December 31, 2006, and providing an update on the regulatory process to obtain approval of the merger agreement with Babcock & Brown Infrastructure Limited and the results of a recent jury verdict. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On Feb. 22, 2007, a jury verdict was rendered against the Company to pay $17.4 million in compensatory damages in a case called Ammondson, et al. v. NorthWestern Corporation, et al. held before the state court of Montana. On Feb. 23, 2007, the jury returned a verdict against the Company for $4 million in punitive damages. Based on the verdicts, the Company recorded a pre-tax loss of $19.0 million ($11.7 million after-tax) in its 2006 financial results. The Company had previously recorded a $2.6 million liability in the third quarter of 2005 related to this claim.

The punitive damage award must be confirmed by the presiding Judge, who also has the power to increase, decrease or let stand the amount of the award but not in excess of $10 million. NorthWestern believes the verdicts are not supported by evidence, are unwarranted and intends to seek relief from the verdicts. There can be no assurance, however, that NorthWestern will prevail in its efforts, and the Company expects to incur additional legal and court costs to defend itself in connection with these proceedings.

On February 26, 2007, the Company issued a press release which discussed this matter, which is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated February 26, 2007

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	________________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Date: February 26, 2007

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated February 26, 2007

* filed herewith